GOLDMAN SACHS TRUST (the “Trust”)
Goldman Sachs Fundamental Emerging Markets Equity Funds
Class A, B, C and Institutional Shares of
Goldman Sachs Asia Equity Fund

Supplement dated November 12, 2009 to the
Prospectuses dated February 27, 2009 (the “Prospectuses”)

The Prospectuses are revised to reflect the addition of Rick Loo as a portfolio manager for the Goldman Sachs Asia Equity Fund (the “Fund”). The table in the “Service Providers — Fund Managers” section in each Prospectus is hereby amended to reflect the addition of Rick Loo and restate Patrick Shum as an existing portfolio manager for the Asia Equity Fund. All other information in the Fund Managers table for the other Goldman Sachs Fundamental Emerging Markets Equity Funds is unchanged.

Patrick Shum Managing Director, Head of Greater China Equity	Portfolio Manager— Asia Equity Emerging Markets Equity BRIC	Since 2008 2008 2008	Mr. Shum serves as head of Greater China Equity. Mr. Shum joined the Investment Adviser in July 2007 from INVESCO Hong Kong where he was Chief Investment Officer of Asia ex Japan portfolios. Also in 2007, Mr. Shum served in the Central Policy Unit of the Hong Kong Government. Prior to that, Mr. Shum served as the Deputy General Manager and Chief Investment Officer of INVESCO Great Wall Fund Management Limited. Before joining INVESCO, Mr. Shum was the Co-founder and Chief Investment Officer of Asia Strategic Investment Management.

Rick Loo, CFA Executive Director, ASEAN Equity	Portfolio Manager— Asia Equity	Since 2009	Mr. Loo is a member of GSAM’s Asia ex Japan strategy and is based in Singapore. Mr. Loo joined GSAM in February 2009 from Goldman Sachs’ Global Investment Research division where he had been Director of Research for ASEAN markets since 2004.

This Supplement should be retained with your Prospectus for future reference.

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